Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Cardax, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, John B. Russell, Chief Financial Officer, do hereby certify, to my knowledge:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 28, 2019

By:	/s/ John B. Russell
John B. Russell
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cardax, Inc. and will be retained by Cardax, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.